EXHIBIT 1.5


                                    AGREEMENT

      THIS AGREEMENT (this "Agreement") is made and entered into as of the 1st day of October, 2007, by and among GreenMan Technologies, Inc., a Delaware corporation (the "Buyer"), the shareholders (each individually, a "Seller" and collectively, the "Sellers") of Welch Products, Inc., an Iowa corporation (the "Company"), who are parties hereto and listed on Exhibit A to this Agreement, and Laurus Master Fund, Ltd., a Cayman Islands company ("Laurus").


                                    RECITALS

      WHEREAS, the Buyer, the Company and the Sellers have entered into that certain Share Exchange Agreement dated as of October 1, 2007 (the "Exchange Agreement"), pursuant to which the Buyer shall acquire at least 90% of the outstanding capital stock of the Company from the Sellers and the Company shall become a subsidiary of the Buyer;

      WHEREAS, Laurus, the Buyer and certain subsidiaries of the Buyer are parties to that certain Amended and Restated Security Purchase Agreement, dated June 30, 2006 (the "Credit Agreement"), pursuant to which Laurus has provided to the Buyer a credit facility of up to $16 million (the "Credit Facility");

      WHEREAS, upon or after the closing of the transactions contemplated by the Share Exchange Agreement, the capital stock of the Company then owned by the Buyer (the "Shares") and/or the assets of the Company (the "Assets") will become collateral in support of the Credit Facility;

      WHEREAS, as a condition to the consummation of the transactions contemplated by the Share Exchange Agreement, the Sellers require that the Buyer, the Company and Laurus enter into this Agreement to provide certain rights to the Sellers to re-acquire the Shares prior to certain liquidations of the Shares or the Assets that may be required by Laurus; and

      Laurus, the Buyer and the Company are willing to grant such accommodations to the Sellers;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements and provisions set forth in this Agreement, the parties hereto agree as follows:

      1. Right of First Offer. Laurus agrees that, notwithstanding its rights under the Credit Agreement or under any other security or pledge agreement to which the Buyer or its subsidiaries may be parties or by which their assets may be bound, Laurus shall give to the Sellers not fewer than 10 days' prior written notice of its intention to cause either (a) the Buyer to sell or otherwise liquidate the Shares or (b) the Company to sell or otherwise liquidate (other than in the ordinary course of the Company's business) all or substantially all of the Assets (as the case may be, the "Liquidation Notice"). If any or all of the Sellers desire, in their sole discretion, to purchase all (but not less than all) of the Shares or the Assets, as the case may be, then, for a period of five days following the receipt of the Liquidation Notice, the Sellers shall be entitled to negotiate with Laurus, on an exclusive basis, the terms under which the Sellers would purchase such Shares or Assets and make payment in full of the principal amount of outstanding indebtedness, together with interest and fees, owed to Laurus that Laurus had funded against such Shares or Assets (the "Subsidiary Obligations"). The Sellers shall be permitted to deliver to the Buyer, after the full payment in cash of the Subsidiary Obligations, as a credit against the purchase price, up to 8,000,000 shares of the Buyer's common stock registered in the names of the Sellers, duly endorsed for transfer to the Buyer. Any such shares shall be credited against the purchase price at the rate of $0.32 per share, irrespective of the fair market value of Buyer's common stock at the time of such purchase. Notwithstanding the foregoing, (i) no Seller shall be entitled to any credit against the purchase price with respect to any shares of the Buyer's common stock which are the subject of a pre-existing claim for damages under the escrow provisions of the Share Exchange Agreement and (ii) the provisions of the two preceding sentences shall be null and void if the Buyer's Board of Directors reasonably concludes that its compliance with such provisions would be a breach of its fiduciary duties to the Buyer's shareholders and/or to the Buyer's creditors other than Laurus. Laurus shall conduct such negotiations in good faith but on an arms' length basis, without being required to offer any Seller any favorable treatment due to such Seller's status (if any) as an employee and/or shareholder of the Buyer. During such five-day period, neither Laurus nor the Buyer nor the Company shall enter into any binding commitment to sell such Shares or Assets to any third party. If, prior to the conclusion of such five-day period, Laurus and the Sellers have executed a binding letter of intent with respect to the purchase of the Shares or Assets, then the Sellers shall be granted an additional 30-day period in which to complete the purchase of the Shares or Assets. In the event that either (x) the Sellers notify Laurus that they do not wish to purchase all of the Shares or Assets, (y) on or prior to the conclusion of the first five-day period, the Sellers and Laurus do not execute a binding letter of intent or (z) on or prior to the conclusion of the 30-day period, the Sellers fail to complete the purchase of all of the Shares or Assets, then Laurus shall thereafter be free to cause the Buyer (a) to sell or otherwise liquidate the Shares or (b) to sell or otherwise liquidate the Company's Assets to any third party on such terms and conditions as Buyer may choose in its sole discretion, subject only to the provisions of the Credit Agreement or under any other security or pledge agreement to which the Buyer or its subsidiaries may be parties or by which their assets may be bound.

      2. Termination of Agreement. This Agreement, and the Sellers' rights hereunder shall terminate and be null and void, without any action by any of the parties hereto, upon the termination of the Company's obligations to Laurus under the Credit Agreement or upon the prior written agreement to terminate this Agreement, signed by Laurus, the Buyer, the Company and by the Sellers who hold a majority of the Shares identified on Exhibit A hereto.

      3. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall constitute one in the same instrument.

      4. Amendment; Waiver. This Agreement may be amended, modified, waived or supplemented (whether before or after the consummation of the transactions contemplated by the Share Exchange Agreement) by a writing signed by Laurus, the Buyer, the Company and by the Sellers who hold a majority of the Shares identified on Exhibit A hereto. Any such amendment, modification, waiver or supplement shall be binding upon all of the parties to this Agreement. Any party hereto may, by a written signed instrument, extend the time for or waive the performance of any of the obligations of any other party hereto or waive compliance by such other party with any of the covenants or conditions contained herein.

      5. Entire Agreement. This Agreement constitutes the entire agreement between the parties, and there are no agreements, understandings, restrictions, warranties, or representations between the parties other than those set forth or provided for in this Agreement relating to the subject matter hereof

      6. Succession and Assignment. The rights of the Sellers under this Agreement are personal and shall not be transferred or assigned, whether by contract, operation of law or otherwise, to any third party, without the prior written consent of Laurus and the Buyer. Any such purported transfer or assignment in violation of this Agreement shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective permitted successors and assigns.

      7. Waiver of Jury Trial. If this Agreement is found to be not subject to arbitration, each party irrevocably agrees that all legal proceedings will be tried in a court of competent jurisdiction by a judge without a jury. Each party waives any right to a jury trial in any such proceeding and agrees to take, or not to take, such action as is appropriate to give effect to this provision.

      8. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      9. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

      10. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the internal laws of the State of New York without regard to principles of conflicts of laws.

      11. No Presumption. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

      12. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective permitted successors and assigns.


         [The remainder of this page has intentionally been left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first written above.


THE BUYER:

GREENMAN TECHNOLOGIES, INC.


By:   /s/ Lyle Jensen
      Lyle Jensen, President and C.E.O.


STATE OF IOWA, POLK COUNTY, SS:

      On this 1 day of October, 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Lyle Jensen, to be personally known, who being by me duly sworn, did say that he is the President and CEO of said corporation; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and that the said Lyle Jensen as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

THE COMPANY:

WELCH PRODUCTS, INC.


By:   /s/ Bruce Boland
      Bruce A. Boland, President


STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of Sept., 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Bruce A. Boland, to be personally known, who being by me duly sworn, did say that he is the President of said corporation; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and that the said Bruce A. Boland as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

LAURUS:

LAURUS MASTER FUND, LTD.
By:  Laurus Capital Management, LLC, its Investment Manager


By:    /s/ Lloyd W. Davis
       Name: Lloyd W. Davis
       Title: Senior Managing Director


STATE OF NEW YORK, NEW YORK COUNTY, SS:

      On this 26th day of September, 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Lloyd W. Davis, to be personally known, who being by me duly sworn, did say that he is the Senior Managing Director of said company; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and that the said Lloyd
W. Davis as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.


                            /s/ Lara Hrainkeledottir
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF NEW YORK

[Notarial Seal]

THE SELLERS:

FIRST CONTINENTAL FINANCIAL, L.L.C.


By:   /s/ Bruce Boland
      Bruce A. Boland, Manager


STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of Sept., 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Bruce A. Boland, to be personally known, who being by me duly sworn, did say that he is the Manager of said limited liability company; that said instrument was signed on behalf of said limited liability company by authority of its Board of Directors; and that the said Bruce A. Boland as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company by it and by them voluntarily executed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

/s/ Howard Block
Howard Block

STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of Sept., 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Howard Block, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

/s/ Sue Block
Sue Block

STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of Sept., 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Sue Block, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that she has executed the same as her voluntary act and deed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

/s/ A. W. Bradley
Anthony Bradley

STATE OF IL,  CALHOUN COUNTY, SS:

      On this 27 day of Sept., 2007, before me, a Notary Public in and for the State of IL, personally appeared Anthony Bradley, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                               /s/ Carol Weishaar
                          NOTARY PUBLIC IN AND FOR THE
                                   STATE OF IL


[Notarial Seal]

/s/ William O Welch
William O. Welch

STATE OF IOWA, POLK COUNTY, SS:

      On this 25 day of September, 2007, before me, a Notary Public in and for the State of Iowa, personally appeared William O. Welch, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                 /s/ Abby Gripp
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA



[Notarial Seal]

/s/ LaVern Holtorf
LaVern Holtorf

STATE OF IOWA, POLK COUNTY, SS:

      On this 1st day of Oct., 2007, before me, a Notary Public in and for the State of Iowa, personally appeared LaVern Holtorf, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                             /s/ Allison E. Wallace
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA


[Notarial Seal]

MODERN BUILDERS, INC.


By:   /s/ Rick Stensland
      Rick Stensland, Its President

STATE OF IOWA, BREMER COUNTY, SS:

      On this 28th day of September, 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Richard Stensland, to be personally known, who being by me duly sworn, did say that he is the President of said corporation; that said instrument was signed on behalf of said corporation by authority of its Board of Directors; and that the said Rick Stensland as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said corporation by it and by them voluntarily executed.


                                  /s/ Ann Spurr
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA


[Notarial Seal]

OLGLESBY CREATIVE GROUP, L.L.C.


By:   /s/ James A. Oglesby
      James A. Oglesby, Its President

STATE OF IOWA, POLK COUNTY, SS:

      On this 1st day of October, 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared James Oglesby, to be personally known, who being by me duly sworn, did say that he is the Manager of said limited liability company; that said instrument was signed on behalf of said company by authority of its Board of Directors; and that the said ___________________ as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said company by it and by them voluntarily executed.


                             /s/ Allison E. Wallace
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

[Notarial Seal]

BOLAND FAMILY, L.L.C.


By:   /s/ Bruce Boland
      Bruce A. Boland, Manager


STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of Sept., 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Bruce A. Boland, to be personally known, who being by me duly sworn, did say that he is the Manager of said limited liability company; that said instrument was signed on behalf of said company by authority of its Board of Directors; and that the said Bruce A. Boland as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said company by it and by them voluntarily executed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

RTN INVESCO, L.C.


By:   /s/ Robert L. Ricks
      Robert L. Nicks, Its Manager


STATE OF MISSOURI, PUTNAM COUNTY, SS:

      On this 26th day of September, 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Robert L. Nicks, to be personally known, who being by me duly sworn, did say that he is the Manager of said limited liability company; that said instrument was signed on behalf of said company by authority of its Board of Directors; and that the said Robert L. Nicks as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said company by it and by them voluntarily executed.


                              /s/ Lori J. O'Reilly
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

TREVA J. NICKS TRUST:


By:  /s/ Treva J. Nicks
     Treva J. Nicks, Trustee

STATE OF MISSOURI, PUTNAM COUNTY, SS:

      On this 26th day of September, 2007, before me, a Notary Public in and for the State of Missouri, personally appeared Treva J. Nicks, to me known to be known to be the identical person named in and who executed the foregoing instrument, and acknowledged that the person, as the fiduciary, executed the instrument as the voluntary act and deed of the person and of the fiduciary.


                              /s/ Lori J. O'Reilly
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

/s/ Larry Kriegh
Larry Kriegh

STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of September, 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Larry Kriegh, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                 /s/ Margo Bosch
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

[Notarial Seal]

BRUCE A. BOLAND TRUST:


By:   /s/ Bruce Boland
      Bruce A. Boland, Trustee

STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of Sept., 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Bruce A. Boland, to me known to be known to be the identical person named in and who executed the foregoing instrument, and acknowledged that the person, as the fiduciary, executed the instrument as the voluntary act and deed of the person and of the fiduciary.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

THERESA M.E. BOLAND TRUST:


By:   /s/ Theresa M.E. Boland
      Theresa M.E. Boland, Trustee

STATE OF IOWA, POLK COUNTY, SS:

      On this 28th day of September, 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Theresa M.E. Boland, to me known to be known to be the identical person named in and who executed the foregoing instrument, and acknowledged that the person, as the fiduciary, executed the instrument as the voluntary act and deed of the person and of the fiduciary.


                              /s/ Michael Thibodeau
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

[Notarial Seal]

QTIP TRUST B OF THE
BROWN FAMILY TRUST DATED
APRIL 5, 1999:


By:   /s/ Marjorie M. Brown
      Marjorie M. Brown, Trustee

STATE OF ARIZONA, MARICOPA COUNTY, SS:

      On this 27th day of September, 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Marjorie M. Brown, to me known to be known to be the identical person named in and who executed the foregoing instrument, and acknowledged that the person, as the fiduciary, executed the instrument as the voluntary act and deed of the person and of the fiduciary.


                            /s/ Frances V. Rougemont
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF ARIZONA

[Notarial Seal]

/s/ Matthew C. DeBasio
Matthew C. DeBasio

STATE OF MISSOURI, JACKSON COUNTY, SS:

      On this 2nd day of October, 2007, before me, a Notary
Public in and for the State of Missouri, personally appeared Matthew C. DeBasio, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                /s/ Jo E. Hoglund
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI

[Notarial Seal]

/s/ Richard E. Bethay
Richard E. Bethay

STATE OF MISSOURI, JACKSON COUNTY, SS:

      On this 26th day of September, 2007, before me, a Notary Public in and for the State of MO, personally appeared Richard E. Bethay, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                              /s/ Brenda K. Hoffman
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

/s/ Michael Cartwright
Michael Cartwright

STATE OF MO, JACKSON COUNTY, SS:

      On this 25th day of September, 2007, before me, a Notary Public in and for the State of MO, personally appeared Michael Cartwright, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                 /s/ Gayla Rose
                          NOTARY PUBLIC IN AND FOR THE
                                   STATE OF MO


[Notarial Seal]

/s/ James A. Polsinelli
James A. Polsinelli,
Successor Trustee of the
Thomas A. Cartwright Trust
dated April 30, 1991, as amended

STATE OF MISSOURI, JACKSON COUNTY, SS:

      On this 4th day of October, 2007, before me, a Notary Public in and for the State of Missouri, personally appeared James A. Polsinelli, Successor Trustee of the Thomas A. Cartwright Trust dated April 30, 1991, as amended, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                               /s/ Kim L. Ashurst
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

/s/ William F. Gremmels
William F. Gremmels

STATE OF KANSAS, JOHNSON COUNTY, SS:

      On this 25 day of Sept., 2007, before me, a Notary Public in and for the State of KS, personally appeared William F. Gremmels, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                              /s/ Sandra K. Ratliff
                          NOTARY PUBLIC IN AND FOR THE
                                 STATE OF KANSAS


[Notarial Seal]

/s/ Steven R. Spencer
Steven R. Spencer

STATE OF MISSOURI, CLAY COUNTY, SS:

      On this 26th day of Sept., 2007, before me, a Notary Public in and for the State of Missouri, personally appeared Steven R. Spencer, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                             /s/ Paula R. Sweetwood
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

SPENCER FAMILY TRUST:


By:  /s/ Steven R. Spencer, trustee
     Steven R. Spencer, Trustee


                       STATE OF MISSOURI, CLAY COUNTY, SS:

      On this 26th day of Sept., 2007, before me, a Notary Public in and for the State of Missouri, personally appeared Steven R. Spencer, to me known to be known to be the identical person named in and who executed the foregoing instrument, and acknowledged that the person, as the fiduciary, executed the instrument as the voluntary act and deed of the person and of the fiduciary.


                             /s/ Paula R. Sweetwood
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

/s/ Timothy Mahoney
Timothy Mahoney

STATE OF ILLINOIS, MCHENRY COUNTY, SS:

      On this 27th day of September, 2007, before me, a Notary Public in and for the State of Illinois, personally appeared Timothy Mahoney, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                              /s/ Donald S. Crocket
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF ILLINOIS


[Notarial Seal]

/s/ John W. Brown
John W. Brown

STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of Sept., 2007, before me, a Notary Public in and for the State of Iowa, personally appeared John W. Brown, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

/s/ Bruce A. Boland
Bruce A. Boland

STATE OF IOWA, POLK COUNTY, SS:

      On this 27 day of Sept., 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Bruce A. Boland, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

ROBERT L. NICKS TRUST:


By:   /s/ Robert L. Nicks
      Robert L. Nicks, Trustee

STATE OF MISSOURI, PUTNAM COUNTY, SS:

      On this 26th day of September, 2007, before me, a Notary Public in and for the State of Missouri, personally appeared Robert L. Nicks, to me known to be known to be the identical person named in and who executed the foregoing instrument, and acknowledged that the person, as the fiduciary, executed the instrument as the voluntary act and deed of the person and of the fiduciary.


                              /s/ Lori J. O'Reilly
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

/s/ Johnnie Carpenter, Jr.
Johnnie Carpenter, Jr.

STATE OF IOWA, POLK COUNTY, SS:

      On this 26 day of September, 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Johnnie Carpenter, Jr., to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

/s/ Cecil William Truman, Jr.
Cecil William Truman, Jr.

                         STATE OF IOWA, POLK COUNTY, SS:

      On this 9/28/07 day of Sept., 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Cecil William Truman, Jr., to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                /s/ John Bouslog
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

/s/ Daniel P. Welch
Daniel P. Welch

STATE OF IOWA, POLK COUNTY, SS:

      On this 29 day of September, 2007, before me, a Notary Public in and for the State of Iowa, personally appeared Daniel P. Welch, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                             /s/ Teresa M. Burriola
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA


[Notarial Seal]

QUEST CAPITAL ALLIANCE II, L.L.C.


By: /s/ Steven W. Fox
      Steven W. Fox, General Manager


STATE OF MISSOURI, GREENE COUNTY, SS:

      On this 27th day of September, 2007, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Steven W. Fox, to be personally known, who being by me duly sworn, did say that he is the General Manager of said limited liability company; that said instrument was signed on behalf of said limited liability company by authority of its Board of Directors; and that the said Steven W. Fox as such officer, acknowledged the execution of said instrument to be the voluntary act and deed of said limited liability company by it and by them voluntarily executed.


                                /s/ Linda McHaney
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

/s/ Kwai Ying Kan
Kwai Ying Kan

STATE OF IOWA, POLK COUNTY, SS:

      On this ___________ day of ___________________, 2007, before me, a Notary
Public in and for the State of Iowa, personally appeared Kwai Ying Kan, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                   __________________________________________
                          NOTARY PUBLIC IN AND FOR THE
                                  STATE OF IOWA

/s/ Ernest E. Knight
Ernest E. Knight

STATE OF MISSOURI, ST. LOUIS COUNTY, SS:

      On this 27th day of September, 2007, before me, a Notary Public in and for the State of Missouri, personally appeared Ernest E. Knight, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                            /s/ Jessica L. Culbertson
                          NOTARY PUBLIC IN AND FOR THE
                                STATE OF MISSOURI


[Notarial Seal]

/s/ Larry D. Moody
Larry D. Moody

STATE OF MISSOURI, TANEY COUNTY, SS:

      On this 28th day of September, 2007, before me, a Notary Public in and for the State of Missouri, personally appeared Larry D. Moody, to me known to be the same person described in and who executed the foregoing instrument, and acknowledged that he has executed the same as his voluntary act and deed.


                                                /s/ Donna Lassiter
                                               NOTARY PUBLIC IN AND FOR THE
                                                STATE OF MISSOURI


[Notarial Seal]